Exhibit 10.35

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY GLOBAL GEOPHYSICAL SERVICES, INC. FOR CERTAIN PORTIONS OF THIS DOCUMENT.  CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH “*****”.

CONFIDENTIAL

SECOND AMENDMENT
TO THE AMENDED AND RESTATED COOPERATION AGREEMENT

This SECOND AMENDMENT (“Amendment”) is entered into as of this 5 day of March, 2010 (“Effective Date”), by and between GLOBAL GEOPHYSICAL SERVICES, INC., having a place of business in Missouri City Texas, U.S. (hereinafter referred to along with its Affiliates as “GGS”) and SERCEL, INC., having a place of business in Houston Texas, U.S. (hereinafter referred to along with its Affiliates as “Sercel”). GGS and Sercel are sometimes hereinafter referred to individually as a “Party” and collectively as the “Parties”.

WHEREAS, this Amendment represents the Second Amendment to the First Amendment (the “First Amendment”) entered between the Parties, effective as of January 13, 2010, and that Amended and Restated Cooperation Agreement entered between GGS and Sercel, effective as of May 1, 2007 (the “Agreement’), which amended that certain Cooperation Agreement entered between the Parties, effective as of February 5, 2005 (the “Original Agreement”); and

WHEREAS, through the Cooperation Agreement, GGS has demonstrated its commitment and position as a “Most Favored Customer” of Sercel, having purchased more than ***** of Sercel’s front-end recording systems, more than ***** of Sercel’s vibrator electronics packages, and more than ***** channels of Sercel’s conventional and multi-component ground electronics; and

WHEREAS, GGS anticipates a demand in excess of ***** additional channels of recording equipment in the coming *****; and

WHEREAS, the Parties desire to amend the above mentioned Agreement as hereinafter provided.

NOW, THEREFORE, for value received, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereto hereby agree as follows:

1.     The First Amendment is hereby further revised to clarify that the initial 4-year term expiring April 30, 2011 shall be null and void, and Parties agree to extend the term of the Agreement through December 31, 2013.

2.     As of the Effective Date of this Amendment, new discount rates are offered by Sercel to GGS; ARTICLE 3 - VOLUME PURCHASE AGREEMENT OF LAND AND TRANSITION ZONE EQUIPMENT is revised as follows:

EXCEPTION: All other sections not mentioned below (e.g. 3.5, 3.6, 3.7, and 3.8) shall stay the same.

“3.1         Sercel 408 and 428 Acquisition Systems Discount Rates

Sercel will provide GGS a discount of ***** percent (*****) from the 408UL Ground Equipment list price, which includes links of FDU’s LAUL’s and LAUX’s. Sercel will provide GGS a discount of ***** percent (*****) from the 408ULS Ground Equipment list price, which includes FDU2S’s, LAULS’s, and LAUXS’s.

Sercel will provide GGS a discount of ***** percent (*****) from the 428XL line equipment list price, which includes links of FDU’s and LAUL’s. Sercel will provide GGS a discount of ***** percent (*****) from the 428XL list price, which includes LAUX’s.

Sercel will provide GGS a discount of ***** percent (*****) on software licenses for the 408 front ends. Sercel will provide GGS a discount of ***** percent (*****) on software licenses for the 428XL front ends. Additionally, Sercel agrees to limit the software charges to GGS to ***** licenses per CMXL.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY GLOBAL GEOPHYSICAL SERVICES, INC. FOR CERTAIN PORTIONS OF THIS DOCUMENT.  CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH “*****”.

Sercel will provide GGS a discount of ***** percent (*****) from the list price for the DSU3 428XL Links.

3.2           Intentionally deleted

3.3           Sercel 408 or 428 Board and Spare Parts Discount Rates

GGS may request to purchase ~~the~~ certain electronic board assemblies and/or individual spare parts for the 408 or 428 Sercel technology (ies). Sercel agrees to negotiate with GGS at the time of purchase as a “most favored customer”. *****. GGS shall make every effort to work with Sercel on required manufactured parts and services when designing or developing new technology based on the Sercel electronics system.

Sercel agrees to sell the board sets and/or individual spare parts to GGS, but the products built with the Sercel technology are for the specific use by GGS on GGS crews. This restriction does not apply to new board sets that are installed in Sercel ground equipment for general maintenance of units already purchased by GGS.

Sercel will provide GGS a discount of ***** percent (*****) from the list price for all board sets and individual spare boards.

Sercel will provide GGS a discount of ***** percent (*****) from the list price for 408 FDU LID ASSEMBLIES.

Sercel will provide GGS a discount of ***** percent (*****) from the list price for FDU-428 LID ASSEMBLIES.

Sercel will provide GGS a discount of ***** percent (*****) from the list price for FDU-428 PRE- ASSEMBLIES.

Sercel will provide GGS a discount of ***** percent (*****) from the list price for DSU3-428 PRE-ASSEMBLIES.

Sercel will provide GGS a discount of ***** percent (*****) from the list price for FM4 CONNECTORS.

Sercel will provide GGS a discount of ***** percent (*****) from the list price for 408 FDU-1 CONNECTOR W/1M WIRE TO BE USED AS A SPLICE.

Sercel will provide GGS a discount of ***** percent (*****) from the list price for BULK WPSR CABLE / METER.

Sercel will provide GGS a discount of ***** percent (*****) from the list price for BULK WPSRLR CABLE / METER.

Sercel will provide GGS a discount of ***** percent (*****) from the list price for BULK STPL CABLE / METER.

3.4.          VE464 Vibrator Electronics Discount Rates

Sercel will provide GGS a discount of ***** percent (*****) from the list price for VE464 Vibrator Electronics. Discounts apply to DSD and DPG modules.

3.9           Unite Systems

Sercel will provide GGS a discount of ***** percent (*****) from the list price for all Unite ground equipment, which includes RAU, CANII, RAU Field Terminal and WDI (Wireless Data Interface). Sercel will provide GGS a discount of ***** percent (*****) from the list price for Unite peripherals which include 8-way Dongle, Battery Cable and PFT (Portable Field Terminal).

3.10         Minimum Purchase Commitments

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY GLOBAL GEOPHYSICAL SERVICES, INC. FOR CERTAIN PORTIONS OF THIS DOCUMENT.  CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH “*****”.

As part of this Agreement and in consideration for the discounts provided by Sercel, GGS will commit to purchasing a minimum volume of equipment over the following Periods (“Periods”):

Period	Minimum Volume Commitment (Units)
*****	*****
*****	*****
*****	*****
Total	*****

The date of each purchase is considered to be the date when a purchase order is submitted by GGS to Sercel.

Volume is measured in units. Each 408 UL or 428 FDU-1 will be considered to be *****. Each 408 ULS FDU-2 will be accounted for as *****. Each DSU1-428 will be considered to be one unit. Each DSU3-428 will be considered to be *****. The DSU’s purchased from any Sercel entity will apply to this commitment. FDU-1 boards will be accounted for as ***** and FDU-2 boards will be accounted for as *****. Channels for any new recording system will count for a *****; however the actual weighting will be negotiated based upon the relative price compared to 408 UL gear.

Purchases in excess of the minimum obligation in any particular Period may be carried forward to subsequent Periods. As long as the total purchases over any combined period is greater than the cumulative minimum commitment levels, GGS will be deemed to have met its volume purchase obligations.

3.     Sections 4.4 and 4.5 of ARTICLE 4 — TERMS AND CONDITIONS OF SALE of this Agreement are hereby revised as follows:

4.4          Delivery Place

Sercel will deliver products to GGS from any or all of the Sercel facilities. All deliveries are EX-WORKS (INCOTERMS 2000) a Sercel facility unless negotiated with Sercel in advance.

4.5          Prices

Sercel reserves the right to increase prices on an annual basis. The price shall not increase more than ***** percent (*****) per Year. Sercel shall inform GGS in writing of all price changes ninety (90) days in advance of such price increases.

4.     Section 6.1 of ARTICLE 6 — RELATED SERVICES of the Agreement is hereby revised as follows:

6.1          Support Services

In consideration of, and subject to, GGS appointing Sercel as the preferred supplier for the other 408 and 428 land range of products, Sercel hereby agrees to offer to GGS the following terms and conditions for support services.

Sercel will provide, free of charge, four (4) training reservations in the regularly scheduled 428 course for each 428XL front-end that GGS purchases from Sercel. 428XL front-end will include a Server, Client Computer, LCI (Line Control Interface) and Software license. Thereafter, additional training will be charged at the then published rate. Sercel will provide, free of charge, one technician for 6 days, or equivalent, for on-site crew support for each 428XL front-end that GGS purchases from Sercel

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY GLOBAL GEOPHYSICAL SERVICES, INC. FOR CERTAIN PORTIONS OF THIS DOCUMENT.  CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH “*****”.

as of the Effective Date of the Amendment. Beyond these cumulative days, Sercel may provide additional assistance at the rate of US$1295 per day. In all cases, GGS will bear travel, meal and lodging expenses of Sercel technicians.

5.     Section 12.5 of ARTICLE 12 - MISCELLANEOUS shall read that GGS’ current address for Notices is: 13927 S. Gessner Road, Missouri City, Texas 77489.

6.     Three new sections (Sections 12.11, 12.12 and 12.13) are added to ARTICLE 12 — MISCELLANEOUS, as detailed below:

12.11       Sercel shall provide GGS with all approved documents for limited repair procedures, and the like necessary to facilitate the repair of 408 or 428 family of products including FDU’s, DSU’s, LAUL’s, LAUX’s and TREP devices.

12.12       Sercel will allow five (5) employees of HMS, a GGS Affiliate, to follow Sercel’s land repair standard training at no cost to GGS. Upon the training, GGS will be entitled to have HMS performing repair services on its own land equipment but at GGS risks and expenses.

12.13       Sercel agrees to repair or replace/exchange, at Sercel’s option, all defective warranted equipment, as stated in the “TERMS OF SALES” and “SERCEL, INC. GENERAL TERMS AND CONDITIONS OF SALE” provided to GGS.

All capitalized terms used herein without definition shall have the meaning assigned in the Agreement.

It is understood and agreed by the Parties that all terms and conditions of the Agreement, as amended, remain in full force and effect unless specifically modified, altered, or changed herein.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed in duplicate originals by their duly authorized representatives on the dates indicated below.

Global Geophysical Services, Inc.		Sercel, Inc.

By:	/s/ Richard A. Degner	By:	/s/ Mark Farine

Name:	Richard A. Degner	Name:	Mark Farine

Title:	President & CEO	Title:	Vice President of Sales

Date:	03/05/2010	Date:	03/05/10